EXHIBIT 99.7

Exhibit 99.7
EXECUTION COPY
NOTE GUARANTY INSURANCE POLICY

OBLIGATIONS:	POLICY NUMBER: 496890

CWHEQ Revolving Home Equity Loan Trust, Series 2007-E
Revolving Home Equity Loan Asset Backed Notes
Series 2007-E
Class A Notes
(the “Obligations” or the "Notes")

MBIA Insurance Corporation (the “Insurer”), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this “Policy”), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Credit Enhancement Draw Amount will be received from the Insurer by The Bank of New York, or its successors, as indenture trustee for the Owners (the “Indenture Trustee”), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner’s proportionate share of the Credit Enhancement Draw Amount, except as otherwise provided below with respect to Preference Amounts.  The Insurer’s obligations hereunder with respect to a particular Credit Enhancement Draw Amount shall be discharged to the extent funds equal to the applicable Credit Enhancement Draw Amount are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee.  Payments of Credit Enhancement Draw Amounts shall be made only at the time set forth in this Policy, and no accelerated Credit Enhancement Draw Amounts shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability for withholding taxes).

The Insurer will pay any Credit Enhancement Draw Amount that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day.  Any Credit Enhancement Draw Amount that is a Preference Amount shall be distributed by the Indenture Trustee to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be distributed by the Indenture Trustee to such Owner.

The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Guaranteed Payment is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the “Fiscal Agent”), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day.  If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

Credit Enhancement Draw Amounts due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Credit Enhancement Draw Amounts less, in respect of Credit Enhancement Draw Amounts related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Credit Enhancement Draw Amount and legally available therefor.

The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

As used herein, the following terms shall have the following meanings:

“Agreement” means the Indenture dated as of May 31, 2007 between CWHEQ Revolving Home Equity Loan Trust, Series 2007-E, as Issuer, and the Indenture Trustee, as indenture trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York, California, or Texas or the state in which the Insurer has its principal place of business or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

“Credit Enhancement Draw Amount” means, for the Principal Amount Notes and each Payment Date or other applicable date in accordance with this Policy, an amount equal to the sum of (a) the excessof the Guaranteed Payment over the Available Investor Interest for that Payment Date and (b) for each applicable date in accordance with the third paragraph of this Policy, any Preference Amount for the Principal Amount Notes to be paid pursuant to the terms hereof.

“Guaranteed Payment” means, for the Principal Amount Notes and each Payment Date, the sum of the Guaranteed Principal Payment Amount and the Aggregate Note Interest for the Payment Date.

“Guaranteed Principal Payment Amount” means (a) on the Payment Date in June, 2037, the amount needed to pay the outstanding Note Principal Balance (after giving effect to all allocations and payments with respect to the Principal Amount Notes on that Payment Date) and (b) for any other Payment Date, the positive excess, if any, of the outstanding Note Principal Balance (after giving effect to all allocations and payments with respect to the Principal Amount Notes on that Payment Date) over the Loan Pool Balance at the end of the related Collection Period.

“Notice” means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Credit Enhancement Draw Amount which shall be due and owing on the applicable Payment Date.

“Owner” means each holder of the Principal Amount Notes (other than the Indenture Trustee, the Depositor, the Sponsor or the Master Servicer) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

“Preference Amount” means any amount previously paid to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

The notice address of the Fiscal Agent is 100 Wall Street, Suite 1600, New York, New York 10005, Attention:  Corporate Trust Services, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

This Policy is not cancelable for any reason except by delivery to the Indenture Trustee of a replacement policy in accordance with the Agreement and provided that the Policy shall remain in effect with respect to any claims for a Credit Enhancement Draw Amount relating to  Preference Amounts resulting from distributions made on the Obligations prior to the effective date of the cancellation of this Policy.  The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 31st day of May, 2007.

MBIA INSURANCE CORPORATION

By  /a/ Gary C. Dunton
Title: President

Attest:

By /s/ Stephanie Taylor Ciavarello
Assistant Secretary

EXHIBIT A

TO NOTE GUARANTY INSURANCE
POLICY NUMBER:  496890

NOTICE UNDER NOTE GUARANTY
INSURANCE POLICY NUMBER:  496890

U.S. Bank Trust National Association, as Fiscal Agent
for MBIA Insurance Corporation
100 Wall Street, Suite 1600
New York, NY  10005
Attention:  Corporate Trust Services

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

The undersigned, a duly authorized officer of [NAME OF INDENTURE TRUSTEE], as indenture trustee (the “Indenture Trustee”), hereby certifies to U.S. Bank Trust National Association (the “Fiscal Agent”) and MBIA Insurance Corporation (the “Insurer”), with reference to Note Guaranty Insurance Policy Number 496890 (the “Policy”) issued by the Insurer in respect of the CWHEQ Revolving Home Equity Loan Trust, Series 2007-E Revolving Home Equity Loan Asset Backed Notes, Series 2007-E, Class A Notes (the “Obligations”), that:

(a)  the Indenture Trustee is the indenture trustee under the Indenture dated as of May 31, 2007, between CWHEQ Revolving Home Equity Loan Trust, Series 2007-E, as Issuer, and the Indenture Trustee, as indenture trustee for the Owners;

(b)  the Guaranteed Principal Payment Amount for the Payment Date occurring on                   (the “Applicable Payment Date”) is $                  (the “Guaranteed Principal Payment Amount”);

    (c)           the Aggregate Note Interest for the Applicable Payment Date is $                  (the “Aggregate Note Interest”);

(d)           the sum of the Guaranteed Principal Payment Amount in (b) and the Aggregate Note Interest in (c) is $__________ (the “Guaranteed Payment”);

 (e)           the Available Investor Interest for the Applicable Payment Date is $_____________ (the “Available Investor Interest”);

 (f)           the excess, if any, between the Guaranteed Payment in (d) and the Available Investor Interest in (e) is $____________ (the “Clause (a) Credit Enhancement Draw Amount”);

(g)           the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $                  , (the “Preference Amount” and hereinafter sometimes referred to as the “Clause (b) Credit Enhancement Draw Amount”);

(h)           the total Credit Enhancement Draw Amount due is $           ___ , which amount equals the sum of the Clause (a) Credit Enhancement Draw Amount in (f), if any, and the Clause (b) Credit Enhancement Draw Amount in (g), if any (the “Credit Enhancement Draw Amount”);

(i)           the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Credit Enhancement Draw Amount in (f) to be applied to the payment of the Clause (a) Credit Enhancement Draw Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Clause (b) Credit Enhancement Amount in (g) to be applied to the payment of any Preference Amount; and

(j)           the Indenture Trustee directs that payment of the Credit Enhancement Draw Amount be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [INDENTURE TRUSTEE’S ACCOUNT NUMBER].

Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the       day of                  ,      .

[NAME OF INDENTURE TRUSTEE], as Indenture Trustee

By
Title

A-2